BALLANTYNE STRONG, INC.

NYSE American: BTN

Q3 2019 Earnings Presentation

BUSINESS AND STRATEGY OVERVIEW

BUSINESS AND STRATEGY OVERVIEW

- ✓ Improvement in financials in all three business segments
- ✓ Transition to higher margin, recurring revenue
- ✓ Strong Cinema rebound from first half
- ✓ Convergent turnaround driven by Digital Signage as a Service
- ✓ Transaction with Firefly Systems – GV and NFX
- ✓ M&A a key strategic focus
- ✓ Zero-based budgeting (ZBB)

STRONG

A Global Technology & Media Company Repositioning for Growth



Strong Cinema
Managed Services and Screens


WE HAVE YOU COVERED

Convergent
Digital Signage as a Service


STRONG
OUTDOOR

Strong Outdoor
Out of Home Advertising

STRONG CINEMA

- Leading provider of cinema screens and managed services in North America
- Continuing recovery from first half
- Opportunities for growth
  - Market shift to laser projectors
  - China is driving global cinema growth
  - Opportunities in new verticals
- Investing in growth
  - New finishing plant in China
  - Growing sales presence globally
  - Plant and capacity improvements in Quebec, including an additional 10,000 sq ft dedicated to Eclipse screen applications

SCREEN MANUFACTURING

80,000+ Square Foot Facility in
Joliette, Quebec, Canada



CONVERGENT

- High margin, recurring revenue business model
- Turnaround activities generating positive operating results
  - Four consecutive quarters of positive Adjusted EBITDA



Convergent Adjusted EBITDA ($M)*
2015
($2.7)
2016
($0.9)
2017
($2.2)
2018
($1.5)
TTM Q3 2019**
$4.0

- Convergent transition to recurring revenue with its Digital Signage as a Service offering
  - Sticky revenue via multi-year agreements
  - Significantly higher margin
  - Facilitates long term customer relationships, which often generate incremental business over time



Recurring Revenue as a % of Total
2016
35.2%
2017
38.4%
2018
44.4%
2019 (Q3 YTD)
54.5%

*See Non-GAAP reconciliation to GAAP equivalent in appendix
**TTM Q3 2019 refers to the trailing twelve-month period ended September 30, 2019

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DIGITAL SIGNAGE AS A SERVICE

MINIMIZE CAPEX
Move from high up-front cost to an operating cost

MAKE IT EASY
Simplify the service and give customers everything they need to succeed



STRATEGY
CONTENT CREATION
CONTENT WORKFLOW
HARDWARE
CONTENT MANAGEMENT
SUPPORT
MEASUREMENT
ACTIVATE

FULLY MANAGED
We do all the heavy lifting so customers can focus on what they do best

MEASURE PERFORMANCE
Set benchmarks to measure success

STRONG

STRONG OUTDOOR

- Firefly Systems transaction
  - GV and NFX
  - Raised over $50 million for digital ad platform

- Improving financial performance
  - Increasing utilization of traditional and premium taxi tops
  - Nearing breakeven Adjusted EBITDA


STRONG
OUTDOOR
STRONG
CONTACT-TLC DIAL 3-1-1

OTHER INVESTMENTS

- 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH)
  - Sale of homeowners' insurance business to FedNat Holdings (Nasdaq: FNHC) is expected to close in 4Q 2019
  - PIH expects to maintain its public listing and to pursue opportunities in reinsurance, investment management and other investment opportunities

- Itasca Capital (TSX Venture: ICL)
  - Recently announced that it will be monetizing its investment in 1347 Investors, LLC

FINANCIAL REVIEW

CONSOLIDATED 3Q 2019 SUMMARY

(in thousands)

	Quarters Ended September 30,				Nine Months Ended September 30,			
	2019	2018	Favorable (Unfavorable)	Favorable (Unfavorable) %	2019	2018	Favorable (Unfavorable)	Favorable (Unfavorable) %
Ballantyne Strong (Consolidated)								
Revenue	$ 16,846	$ 16,453	$ 393	2.4%	$ 45,421	$ 46,458	$ (1,037)	(2.2)%
Gross profit	5,813	3,530	2,283	64.7%	11,691	7,670	4,021	52.4%
Gross margin %	34.5%	21.5%	13.0%		25.7%	16.5%	9.2%	
Income (loss) from operations	66	(1,792)	1,858	103.7%	(4,834)	(10,399)	5,565	53.5%
Adjusted EBITDA*	1,818	250	1,568	627.2%	(641)	(5,177)	4,536	87.6%

- Quarterly Highlights - significant improvements in gross margin, positive income from operations and growth in Adjusted EBITDA performance
- Improvements quarter over quarter and year over year result primarily from initiatives at Convergent and Strong Outdoor

*See Non-GAAP reconciliation to GAAP equivalent in appendix

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CONSOLIDATED 3Q 2019 TREND

(in thousands)

Ballantyne Strong (Consolidated)	Q3-FY18	Q4-FY18	Q1-FY19	Q2-FY19	Q3-FY19
Revenue	$ 16,453	$ 18,232	$ 14,306	$ 14,269	$ 16,846
Gross profit	3,530	4,510	2,645	3,234	5,813
Gross margin %	21%	25%	18%	23%	35%
SG&A	4,523	4,453	5,157	5,519	5,744
(Loss) income from operations	(1,792)	51	(2,576)	(2,323)	66
Adjusted EBITDA*	250	1,350	(1,581)	(876)	1,818

- Significant sequential growth in Q3 with rebound in Cinema
- First quarter of 2019 with positive Income from Operations and Adjusted EBITDA
- All segments contributing to sequential margin and profitably improvements

*See Non-GAAP reconciliation to GAAP equivalent in appendix

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STRONG CINEMA 3Q 2019 TREND

(in thousands)

	Q3-FY18	Q4-FY18	Q1-FY19	Q2-FY19	Q3-FY19
Strong Cinema					
Revenue	$ 11,431	$ 10,923	$ 7,853	$ 7,879	$ 10,928
Gross profit	4,415	3,695	2,415	2,537	3,669
Gross margin %	39%	34%	31%	32%	34%
SG&A	1,033	965	1,192	1,282	1,436
Income from operations	3,383	2,726	1,159	1,256	2,230
Adjusted EBITDA*	3,633	3,242	1,343	1,589	2,914

- Revenue in Strong Cinema still recovering from first half impact of roof damage
- Eclipse solid screen business gaining momentum
- Strong MDI screen facility upgrades and new China finishing plant expected to be ready for 2020

*See Non-GAAP reconciliation to GAAP equivalent in appendix

CONVERGENT 3Q 2019 TREND

(in thousands)

	Q3-FY18	Q4-FY18	Q1-FY19	Q2-FY19	Q3-FY19
Convergent					
Revenue	$ 3,479	$ 5,706	$ 5,538	$ 5,135	$ 4,532
Gross (loss) profit	(51)	1,481	1,569	1,584	1,469
Gross margin %	(1)%	26%	28%	31%	32%
SG&A	1,380	792	816	1,263	1,075
(Loss) income from operations	(1,413)	687	753	321	394
Adjusted EBITDA*	(750)	1,093	1,163	804	906

- Transition to higher margin recurring revenue and cost reduction initiatives
- Fourth sequential quarter of positive operating income and positive Adjusted EBITDA

*See Non-GAAP reconciliation to GAAP equivalent in appendix

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STRONG OUTDOOR 3Q 2019 TREND

(in thousands)

	Q3-FY18	Q4-FY18	Q1-FY19	Q2-FY19	Q3-FY19
Strong Outdoor					
Revenue	$ 1,480	$ 1,684	$ 1,093	$ 1,135	$ 1,296
Gross (loss) profit	(897)	(726)	(1,416)	(1,007)	585
Gross margin %	(61)%	(43)%	(130)%	(89)%	45%
SG&A	278	392	595	548	809
(Loss) from operations	(1,175)	(1,118)	(2,011)	(1,593)	(224)
Adjusted EBITDA*	(1,099)	(1,041)	(1,911)	(1,234)	(75)

- First quarter with positive gross profit and nearing breakeven Adjusted EBITDA
- Reduced operating cost structure and increased non-digital taxi top advertising revenue
- Firefly investment provides upside potential - leveraging digital advertising rollout, backed by GV

*See Non-GAAP reconciliation to GAAP equivalent in appendix

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FORWARD LOOKING STATEMENTS AND NON-GAAP MEASURES

This presentation contains forward-looking statements. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be preceded by, followed by or include the words "aim," "anticipate," "believe," "estimate," "expect," "forecast," "intend," "outlook," "plan," "potential," "project," "projection," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other words and terms of similar meaning. These statements are not guarantees of future performance and involve a number of known and unknown risks, assumptions, trends, uncertainties and factors that are beyond our control, including without limitation, those identified in the Company's filings with the Securities and Exchange Commission under the sections titled "Risk Factors," "Cautionary Note Regarding Forward-Looking Statements," and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. You should not place undue reliance on these statements. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that our assumptions made in connection with the forward-looking statements are reasonable, we cannot assure you that the assumptions and expectations will prove to be correct. All forward-looking statements speak only as of the date of this document. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws.

In this presentation, we include certain supplemental financial measures, including EBITDA and Adjusted EBITDA, which are neither required by nor presented in accordance with generally accepted accounting principles in the U.S. ("GAAP"). In addition to adjusting net income (loss) to exclude taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes share-based compensation, impairment charges, equity method income/loss, fair value adjustments, severance and transactional expenses and other non-cash charges. We use these measures in addition to net income and operating income to assess our performance and believe it is important for investors to be able to evaluate the company using the same measures used by our management. You are cautioned, however, that these measures, as we calculate them, are not necessarily comparable to similarly titled measures reported by other companies. In addition, these measures have limitations as analytical tools and should be considered only in conjunction with our financial results reported under GAAP, and not in isolation. See the Appendix for a reconciliation of each non-GAAP financial measure included in this presentation to its directly comparable GAAP measurement. For more information on why management considers these non-GAAP financial measures to be important indicators of our operational strength and performance, as well as the limitations on these measures as an analytical tool, please see our quarterly report on Form 10-Q for the quarter ended June 30, 2019, under the caption "Use of Non-GAAP Measures."

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APPENDIX

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(in thousands)

Quarter Ended September 30, 2018	Strong Cinema	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net income (loss)	$3,736	(1,727)	$(1,176)	(2,054)	$(1,221)
Interest expense, net	29	151	-	-	180
Income tax expense	423	74	-	-	497
Depreciation and amortization	219	343	77	71	710
EBITDA	4,407	(1,159)	(1,099)	(1,983)	166
Stock-based compensation expense	-	-	-	166	166
Fair value adjustment to notes receivable	(802)	-	-	-	(802)
Equity method investment loss (income)	28	-	-	(535)	(507)
Loss on disposal of assets	-	(19)	-	818	799
Severance and other	-	428	-	-	428
Adjusted EBITDA	$3,633	$(750)	$(1,099)	$(1,534)	$250

Quarter Ended December 31, 2018	Strong Cinema	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net income (loss)	$2,499	416	$(1,118)	(2,365)	$(568)
Interest expense, net	28	60	-	92	180
Income tax expense	410	181	-	-	591
Depreciation and amortization	231	413	77	98	819
EBITDA	3,168	1,070	(1,041)	(2,175)	1,022
Stock-based compensation expense	-	-	-	189	189
Fair value adjustment to notes receivable	(197)	-	-	-	(197)
Equity method investment loss (income)	267	-	-	42	309
Loss on disposal of assets	4	2	-	-	6
Severance and other	-	21	-	-	21
Adjusted EBITDA	$3,242	$1,093	$(1,041)	$(1,944)	$1,350

Quarter Ended March 31, 2019	Strong Cinema	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net income (loss)	$(348)	579	$(2,034)	(2,347)	$(4,150)
Interest expense, net	35	92	23	(31)	119
Income tax expense	23	68	-	50	141
Depreciation and amortization	219	423	100	53	795
EBITDA	(71)	1,162	(1,911)	(2,275)	(3,095)
Stock-based compensation expense	-	-	-	243	243
Fair value adjustment to notes receivable	510	-	-	-	510
Equity method investment loss (income)	841	-	-	(144)	697
Loss on disposal of assets	63	1	-	-	64
Severance and other	-	-	-	-	-
Adjusted EBITDA	$1,343	$1,163	$(1,911)	$(2,176)	$(1,581)

Quarter Ended June 30, 2019	Strong Cinema	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net income (loss)	$202	120	$(1,410)	(2,330)	$(3,418)
Interest expense, net	35	111	38	2	186
Income tax expense (benefit)	288	101	-	34	423
Depreciation and amortization	220	472	100	55	847
EBITDA	745	804	(1,272)	(2,239)	(1,962)
Stock-based compensation expense	-	-	-	221	221
Fair value adjustment to notes receivable	797	-	-	-	797
Equity method investment loss (income)	47	-	-	(17)	30
Loss on disposal of assets	-	-	38	-	38
Severance and other	-	-	-	-	-
Adjusted EBITDA	$1,589	$804	$(1,234)	$(2,035)	$(876)

Quarter Ended September 30, 2019	Strong Cinema	Convergent	Strong Outdoor	Corporate and Other	Consolidated
Net income (loss)	$1,265	386	$(332)	(3,107)	$(1,788)
Interest expense, net	35	120	106	1	262
Income tax expense (benefit)	827	(96)	-	-	731
Depreciation and amortization	226	492	124	54	896
EBITDA	2,353	902	(102)	(3,052)	101
Stock-based compensation expense	-	-	-	334	334
Fair value adjustment to notes receivable	845	-	-	-	845
Equity method investment loss (income)	(287)	-	-	783	496
Loss on disposal of assets	3	-	-	-	3
Severance and other	-	4	27	8	39
Adjusted EBITDA	$2,914	$906	$(75)	$(1,927)	$1,818

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RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(in thousands)

	Nine Months Ended September 30,										Convergent Adjusted EBITDA				
	2018					2019					Years Ended December 31,				TTM
	Strong Cinema	Convergent	Strong Outdoor	Corporate and Other	Consolidated	Strong Cinema	Convergent	Strong Outdoor	Corporate and Other	Consolidated	2015	2016	2017	2018	Q3 2019
Net income (loss)	$ 6,333	(5,865)	$ (4,951)	(7,279)	$ (11,762)	$ 1,120	1,085	$ (3,776)	(7,785)	$ (9,356)	$ (2,013)	(811)	(4,445)	(5,448)	$ 1,345
Interest expense, net	44	178	-	45	267	105	322	166	(28)	565	(64)	(1)	89	239	382
Income tax expense	1,516	321	-	-	1,837	1,137	72	-	86	1,295	(1,950)	(808)	519	502	410
Depreciation and amortization	662	823	190	175	1,850	665	1,387	323	162	2,537	1,278	670	994	1,312	1,800
EBITDA	8,555	(4,543)	(4,761)	(7,059)	(7,808)	3,027	2,866	(3,287)	(7,565)	(4,959)	(2,749)	(950)	(2,843)	(3,395)	3,936
Stock-based compensation expense	-	-	-	648	648	-	-	-	798	798	-	-	-	-	-
Fair value adjustment to notes receivable	(953)	-	-	-	(953)	2,153	-	-	-	2,153	-	-	-	-	-
Equity method investment loss (income)	968	-	-	(724)	244	601	-	-	622	1,223	-	-	-	-	-
Loss on disposal of assets	2	1,310	-	818	2,130	66	1	38	-	105	16	21	202	1,707	3
Severance and other	-	529	-	33	562	-	4	27	8	39	-	-	418	229	25
Adjusted EBITDA	$ 8,572	$ (2,704)	$ (4,761)	$ (6,284)	$ (5,177)	$ 5,847	$ 2,871	$ (3,222)	$ (6,137)	$ (641)	$ (2,733)	$ (929)	$ (2,223)	$ (1,459)	$ 3,964

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